SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8‑K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  January 10, 2017

Cigna Corporation
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1‑08323 (Commission File Number)	06‑1059331 (IRS Employer Identification No.)

900 Cottage Grove Road
Bloomfield, Connecticut 06002
(Address of principal executive offices)  (Zip Code)

Registrant's telephone number, including area code:

(860) 226-6000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition
Item 7.01 Regulation FD Disclosure.

Cigna Corporation ("Cigna") officials expect to participate in meetings and events with investors and analysts on January 10 and 11, 2017 at the J.P. Morgan Healthcare Conference, including a presentation by David M. Cordani, Cigna's President and Chief Executive Officer.  During these meetings, Cigna officials expect to provide projections for full year 2017 total medical customer growth.  Cigna expects growth of 300,000 to 500,000 total medical customers over 2016, driven by growth in each Commercial employer market segment (National Accounts, Middle Market, Select, and International), an increase of approximately 100,000 customers in the U.S. Individual business, and a decline of approximately 50,000 Medicare Advantage customers.

In addition, Cigna officials expect to disclose preliminary expectations that shareholders' net income for full year 2016 is projected to be in the range of $1.870 billion to $1.940 billion and reaffirm projected full year 2016 consolidated adjusted income from operations, which remains in the range of $2.025 billion to $2.095 billion, as described in the table below.

(dollars in millions)	Estimated Full Year 2016 Results
Shareholders' net income	$1,870 — $1,940
Net realized investment losses (gains)	$(111)
Net amortization of other acquired intangible assets	$95
Special items:
Merger-related transaction costs	$146
Charges associated with litigation matters	$25
Adjusted income from operations	$2,025 — $2,095

Because the financial statements for the year ended December 31, 2016 have not yet been completed and will be subject to closing adjustments and audit procedures, the estimates provided herein are subject to change and actual results may differ materially from these estimates.

Cigna discussed its full year 2016 outlook in its press release dated November 3, 2016 and during the related investor conference call.  The press release and the conference call transcript are available under Quarterly Reports and SEC Filings in the Investor Relations section of the Company's website located at www.cigna.com/aboutcigna/investors.

Adjusted income (loss) from operations is defined as shareholders' net income (loss) excluding the following after-tax adjustments:  net realized investment results, net amortization of other acquired intangible assets and special items.  Adjusted income (loss) from operations is a measure of profitability used by Cigna's management because it presents the underlying results of operations of Cigna's businesses and permits analysis of trends in underlying revenue, expenses and shareholders' net income.  This consolidated measure is not determined in accordance with accounting principles generally accepted in the United States of America ("GAAP") and should not be viewed as a substitute for the most directly comparable GAAP measure, shareholders' net income.

Cigna's presentation is expected to begin at approximately 9:30 a.m. PST on January 11, 2017. Investors, analysts, and the general public are invited to listen to the presentation free over the Internet via webcast by visiting http://www.cigna.com and clicking on About Cigna, then Investor Relations, then the Investor Events link.  To listen to this presentation live on the Internet, visit http://www.cigna.com at least 15 minutes prior to the presentation (to download and install any necessary audio software).

This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act whether made before or after the date of this report, except as shall be expressly set forth by specific reference in such a filing.

CAUTIONARY STATEMENT FOR PURPOSES OF THE SAFE HARBOR PROVISIONS OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

This Current Report on Form 8-K (the "Report"), and oral statements made with respect to information contained in this Report, may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  Forward-looking statements are based on Cigna's current expectations and projections about future trends, events and uncertainties.  These statements are not historical facts.  Forward-looking statements may include, among others, statements relating to our projected full year 2016 shareholders' net income and consolidated adjusted income from operations and projected 2017 total medical customer growth, each as reflected in this Report, as well as statements made in our press release dated November 3, 2016 and related investor conference call concerning our projected adjusted income (loss) from operations outlook for 2016, on both a consolidated and segment basis and projected total revenue growth and global medical customer growth, each over year end 2015; projected medical care and operating expense ratios and medical cost trends; future financial or operating performance, including our ability to deliver personalized and innovative solutions for our customers and clients and future growth, business strategy, strategic or operational initiatives; economic, regulatory or competitive environments, particularly with respect to the pace and extent of change in these areas; financing or capital deployment plans and amounts available for future deployment; our prospects for growth in the coming years; statements regarding the proposed merger between Cigna and Anthem; statements regarding the timing of resolution of the issues raised by CMS; and other statements regarding Cigna's and Anthem's future beliefs, expectations, plans intentions, financial condition or performance. You may identify forward-looking statements by the use of words such as "believe", "expect", "plan", "intend", "anticipate", "estimate", "predict", "potential", "may", "should", "will" or other words or expressions of similar meaning, although not all forward-looking statements contain such terms.

Forward-looking statements are subject to risks and uncertainties, both known and unknown, that could cause actual results to differ materially from those expressed or implied in forward-looking statements. Such risks and uncertainties include, but are not limited to: our ability to achieve our financial, strategic and operational plans or initiatives; our ability to predict and manage medical costs and price effectively and develop and maintain good relationships with physicians, hospitals and other health care providers; the impact of modifications to our operations and processes, including those in our disability business; our ability to identify potential strategic acquisitions or transactions and realize the expected benefits of such transactions; the substantial level of government regulation over our business and the potential effects of new laws or regulations, or changes in existing laws or regulations; the outcome of litigation, regulatory audits, including the CMS review and sanctions, investigations and actions and/or guaranty fund assessments; uncertainties surrounding participation in government-sponsored programs such as Medicare; the effectiveness and security of our information technology and other business systems; and unfavorable industry, economic or political conditions, including foreign currency movements; the timing and likelihood of completion of the proposed merger, including the timing, receipt and terms and conditions of any required governmental and regulatory approvals for the proposed merger that could reduce anticipated benefits or cause the parties to abandon the transaction; the possibility that the expected synergies and value creation from the proposed merger will not be realized or will not be realized within the expected time period; the risk that the businesses of Cigna and Anthem will not be integrated successfully; disruption from the proposed merger making it more difficult to maintain business and operational relationships; the risk that unexpected costs will be incurred; the possibility that the proposed merger does not close, including due to the failure to satisfy the closing conditions; the risk that financing for the proposed merger may not be available on favorable terms, as well as more specific risks and uncertainties discussed in our most recent report on Form 10-K and subsequent reports on Forms 10-Q and 8-K available on the Investor Relations section of www.cigna.com as well as on Anthem's most recent report on Form 10-K and subsequent reports on Forms 10-Q and 8-K available on the Investor Relations section of www.antheminc.com.  You should not place undue reliance on forward-looking statements, which speak only as of the date they are made, are not guarantees of future performance or results, and are subject to risks, uncertainties and assumptions that are difficult to predict or quantify.  Cigna undertakes no obligation to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as may be required by law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cigna Corporation

Date: January 10, 2017	By:	/s/ Thomas A. McCarthy
Thomas A. McCarthy
Executive Vice President
and Chief Financial Officer